Basis Of Presentation Policies	12 Months Ended
Mar. 31, 2017
Accounting Policies [Abstract]
Significant Accounting Policies

Seneca Foods Corporation and Subsidiaries

1. Summary of Significant Accounting Policies

Nature of Operations — Seneca Foods Corporation (the “Parent Company”) and subsidiaries (the “Company”) conducts its business almost entirely in food packaging, operating 27 plants and 31 warehouses in ten states. The Company markets private label and branded packaged foods to retailers and institutional food distributors.

Principles of Consolidation — The consolidated financial statements include the accounts for the Parent Company and all of its wholly-owned subsidiaries after elimination of intercompany transactions, profits, and balances.

Revenue Recognition — Sales and related cost of product sold are recognized when legal title passes to the purchaser, which is primarily upon shipment of products. When customers, under the terms of specific orders, request that the Company invoice but hold the goods (“Bill and Hold”) for future shipment, the Company recognizes revenue when legal title to the finished goods inventory passes to the purchaser. Generally, the Company receives cash from the purchaser when legal title passes. During the years ended March 31, 2017 and 2016, the Company sold for cash, on a bill and hold basis, $95.8 million and $126.1 million, respectively, of Green Giant finished goods inventory. At the time of the sale of the Green Giant vegetables, title of the specified inventory transferred. The Company believes it has met the criteria required by the accounting standards for Bill and Hold treatment. As of March 31, 2017, $43.3 million of 2017 product remained unshipped.

Trade promotions are an important component of the sales and marketing of the Company’s branded products, and are critical to the support of the business. Trade promotion costs, which are recorded as a reduction of sales, include amounts paid to retailers for shelf space, to obtain favorable display positions and to offer temporary price reductions for the sale of our products to consumers. Accruals for trade promotions are recorded primarily at the time of sale to the retailer based on expected levels of performance. Settlement of these liabilities typically occurs in subsequent periods primarily through an authorized process for deductions taken by a retailer from amounts otherwise due to the Company. As a result, the ultimate cost of a trade promotion program is dependent on the relative success of the events and the actions and level of deductions taken by retailers. Final determination of the permissible deductions may take extended periods of time.

Concentration of Credit Risk — Financial instruments that potentially subject the Company to credit risk consist of trade receivables and interest-bearing investments. Wholesale and retail food distributors comprise a significant portion of the trade receivables; collateral is generally not required. A relatively limited number of customers account for a large percentage of the Company’s total sales. GMOL sales represented 6%, 11% and 13% of net sales in each of 2017, 2016 and 2015, respectively. The top ten customers, including GMOL, represented approximately 42%, 48% and 49% of net sales for 2017, 2016 and 2015, respectively. The Company closely monitors the credit risk associated with its customers. The Company places substantially all of its interest-bearing investments with financial institutions and monitors credit exposure. Cash and short-term investments in certain accounts exceed the federal insured limit; however, the Company has not experienced any losses in such accounts.

Cash Equivalents — The Company considers all highly liquid instruments purchased with an original maturity of three months or less as cash equivalents.

Fair Value of Financial Instruments — The carrying values of cash and cash equivalents (Level 1), accounts receivable, short-term debt (Level 2) and accounts payable approximate fair value because of the immediate or short-term maturity of these financial instruments. See Note 9, Fair Value of Financial Instruments, for a discussion of the fair value of long-term debt.

The three-tier value hierarchy is utilized to prioritize the inputs used in measuring fair value. The hierarchy gives the highest priority to quoted prices in active markets (Level 1) and the lowest priority to unobserved inputs (Level 3). The three levels are defined as follows:

  Level 1- Quoted prices for identical instruments in active markets.
  Level 2- Quoted prices for similar instruments; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs or significant value-drivers are observable.
  Level 3- Model-derived valuations in which one or more inputs or value-drivers are both significant to the fair value measurement and unobservable.

Deferred Financing Costs — Deferred financing costs incurred in obtaining debt are amortized on a straight-line basis over the term of the debt, which is not materially different than using the effective interest rate method. As of March 31, 2017, there were $0.9 million of unamortized financing cost included in other current assets and $0.2 million of unamortized financing costs included as a contra to long-term debt on the Consolidated Balance Sheets.

Inventories — Substantially all inventories are stated at the lower of cost; determined under the last-in, first-out (“LIFO”) method; or market.

Income Taxes — The provision for income taxes includes federal and state income taxes currently payable and those deferred because of temporary differences between the financial statement and tax basis of assets and liabilities and tax credit carryforwards. The Company uses the flow-through method to account for its investment tax credits.

The Company evaluates the likelihood of realization of its net deferred income tax assets by assessing its valuation allowance and by adjusting the amount of such allowance, if necessary. The factors used to assess the likelihood of realization are the Company’s forecast of future taxable income, the projected reversal of temporary differences and available tax planning strategies that could be implemented to realize the net deferred income tax assets.

Current rules on the accounting for uncertainty on income taxes prescribe a minimum recognition threshold for a tax position taken or expected to be taken in a tax return that is required to be met before being recognized in the financial statements. Those rules also provide guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company recognizes interest and penalties accrued on unrecognized tax benefits as well as interest received from favorable settlements within income tax expense.

Shipping and Handling Costs — The Company includes all shipping and handling costs billed to customers in net sales and the corresponding costs in cost of products sold. The shipping and handling costs billed to customers in net sales were $38.0 million, $38.3 million and $38.8 million in 2017, 2016, and 2015, respectively.

Advertising Costs — Advertising costs are expensed as incurred. Advertising costs charged to operations were $2.1 million, $2.0 million and $1.7 million in 2017, 2016 and 2015, respectively.

Accounts Receivable and Doubtful Accounts — Accounts receivable is stated at invoice value, which is net of any off invoice promotions.  A provision for doubtful accounts is recorded based upon an assessment of credit risk within the accounts receivable portfolio, experience of delinquencies (accounts over 15 days past due) and charge-offs (accounts removed from accounts receivable for expectation of non-payment), and current market conditions. Management believes these provisions are adequate based upon the relevant information presently available.

Earnings per Common Share — The Company has three series of convertible preferred stock, which are deemed to be participating securities that are entitled to participate in any dividend on Class A common stock as if the preferred stock had been converted into common stock immediately prior to the record date for such dividend. Basic earnings per share for common stock is calculated using the “two-class” method by dividing the earnings attributable to common stockholders by the weighted average of common shares outstanding during the period. Restricted stock is included in all earnings per share calculations.

Diluted earnings per share is calculated by dividing earnings attributable to common stockholders by the sum of the weighted average common shares outstanding plus the dilutive effect of convertible preferred stock using the “if-converted” method, which treats the contingently-issuable shares of convertible preferred stock as common stock.

Years ended March 31,	2017	2016	2015
	(In thousands, except per share amounts)
Basic
Net earnings	$12,613	$54,458	$9,899
Deduct preferred stock dividends	23	23	23
Undistributed earnings	12,590	54,435	9,876
Earnings attributable to participating
preferred shareholders	115	544	160
Earnings attributable to common
shareholders	$12,475	$53,891	$9,716
Weighted average common shares
outstanding	9,785	9,878	10,690
Basic earnings per common share	$1.27	$5.46	$0.91
Diluted
Earnings attributable to common
shareholders	$12,475	$53,891	$9,716
Add dividends on convertible
preferred stock	20	20	20
Earnings attributable to common
stock on a diluted basis	$12,495	$53,911	$9,736
Weighted average common shares
outstanding-basic	9,785	9,878	10,690
Additional shares to be issued related to
the equity compensation plan	2	3	5
Additional shares to be issued under
full conversion of preferred stock	67	67	67
Total shares for diluted	9,854	9,948	10,762
Diluted earnings per share	$1.27	$5.42	$0.90

Depreciation and Valuation — Property, plant, and equipment are stated at cost. Interest incurred during the construction of major projects is capitalized. For financial reporting, the Company provides for depreciation on the straight-line method at rates based upon the estimated useful lives of the various assets. Depreciation was $24.2 million, $21.4 million, and $21.5 million in 2017, 2016, and 2015, respectively. The estimated useful lives are as follows: buildings and improvements — 30 years; machinery and equipment — 10-15 years; computer software — 3-5 years; vehicles — 3-7 years; and land improvements — 10-20 years. The Company assesses its long-lived assets for impairment whenever there is an indicator of impairment. Impairment losses are evaluated if the estimated undiscounted cash flows from using the assets are less than carrying value. A loss is recognized when the carrying value of an asset exceeds its fair value. There were $5.1 million of impairment losses in 2016 included in Plant Restructuring (see Note 14, Plant Restructuring). There were no significant impairment losses in 2017 and 2015.

Use of Estimates in the Preparation of Financial Statements — The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the related revenues and expenses during the reporting period. Actual amounts could differ from those estimates.

Recently Issued Accounting Standards — In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers, which requires an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. The ASU will replace most existing revenue recognition guidance in U.S. GAAP when it becomes effective. The new standard will be effective for the Company on April 1, 2018 (beginning of fiscal 2019). Early adoption is permitted. The standard permits the use of either the retrospective or cumulative effect transition method. The Company has selected the modified retrospective approach for its transition method and applied the five-step model of the new standard to a selection of contracts within each of the revenue streams and has compared the results to our current accounting practices. The Company has evaluated the effect that ASU 2014-09 will have on its consolidated financial statements and related disclosures. The Company has substantially completed its evaluation of significant contracts and is currently assessing the impact of adopting the standards update on our consolidated financial statements. The Company will continue its evaluation of the standards update through the date of adoption.

In November 2015, the FASB issued ASU 2015-17, Balance Sheet Classification of Deferred Taxes which requires that all deferred tax liabilities and assets of the same tax jurisdiction or a tax filing group, as well as any related valuation allowance, be offset and be presented as a single noncurrent amount in a classified balance sheet. This standard is effective for the Company for fiscal years beginning after December 15, 2017 (beginning of fiscal 2019). Early adoption is permitted. The Company adopted this standard during 2016 on a prospective basis.

In February 2016, the FASB issued Accounting Standards Update No. 2016-02, Leases. The new standard establishes a right-of-use (“ROU”) model that requires a lessee to record a ROU asset and a lease liability on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the income statement. The new standard is effective for fiscal years beginning after December 15, 2018 (beginning fiscal 2020), including interim periods within those fiscal years. A modified retrospective transition approach is required for lessees for capital and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, with certain practical expedients available. While we are still evaluating the impact of our pending adoption of the new standard on our consolidated financial statements, we expect that upon adoption we will recognize ROU assets and lease liabilities and that the amounts could be material.

In January 2017, the FASB issued Accounting Standards Update No. 2017-01 ("ASU 2017-01"), which clarifies the definition of a business, with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. ASU 2017-01 is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years, and early adoption is permitted for transactions which occur before the issuance or effective date of the amendments, only when the transaction has not been reported in the financial statements that have been issued or made available for issuance. ASU 2017-01 is to be applied on a prospective basis. The Company does not expect the adoption of ASU 2017-01 to have a material impact on its consolidated financial statements.

Reclassifications — Certain previously reported amounts have been reclassified to conform to the current period classification